                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 23, 2001


Princeton Video Image, Inc.
(Exact Name of Registrant as Specified in Charter)

New Jersey                       000-23415              22-3062052
(State or Other Juris-          (Commission             (I.R.S. Employer
diction of Incorporation)       File Number)             Identification No.)


15 Princess Road, Lawrenceville, New Jersey             08648
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code  (609) 912-9400


-------------------------------------------------------------
(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events

         By letter agreement dated July 23, 2001, Princeton Video Image, Inc., Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC and Princeton Video Image Latin America, LLC amended the Reorganization Agreement among them dated as of December 28, 2000, to extend the time to close the transaction to September 30, 2001.

         By letter agreement dated July 23, 2001, Princeton Video Image, Inc. and PVI Holding, LLC. amended the Stock and Warrant Purchase Agreement between them dated as of February 4, 2001, to extend the time to close the transaction to September 30, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits


2.1 Letter Agreement dated July 23, 2001 by and among Princeton Video Image, Inc., Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC and Princeton Video Image Latin America, LLC

2.2 Letter Agreement dated July 23, 2001 by and between Princeton Video Image, Inc. and PVI Holding, LLC


                                   * * * * * *

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Princeton Video Image, Inc.


                                               By: /s/ Lawrence Epstein
                                               ------------------------------
                                               Lawrence Epstein,
                                               Vice President of Finance
                                               and Chief Financial Officer


Date: July 27, 2001

                                  EXHIBIT INDEX


Exhibit
  No.             Description of Exhibit
  ---             ----------------------

2.1               Letter Agreement dated July 23, 2001 by and among Princeton
                  Video Image, Inc., Presencia en Medios, S.A., Eduardo Sitt,
                  David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual
                  Advertisement LLC, PVI LA, LLC and Princeton Video Image Latin
                  America, LLC

2.2               Letter Agreement dated July 23, 2001 by and between Princeton
                  Video Image, Inc. and PVI Holding, LLC